SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.
                                   -----------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 11, 2001


                       InteliData Technologies Corporation

               (Exact Name of Registrant as Specified in Charter)

     Delaware                       000-21685                         54-1820617
(State of Incorporation)       (Commission File Number)            (IRS Employer
                                                             Identification No.)

                           11600 Sunrise Valley Drive
                                    Suite 100
                             Reston, Virginia 20191
                    (Address of principal executive offices)

                                 (703) 259-3000
              (Registrant's telephone number, including area code)




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 26, 2001, InteliData Technologies Corporation ("InteliData") filed a Form 8-K relating to InteliData's acquisition of Home Account Holdings, Inc. ("Home Account") and its operating subsidiary, Home Account Network, Inc. The purpose of this Form 8-K/A is to file audited consolidated financial statements of Home Account and unaudited pro forma consolidated financial information of InteliData.


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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)     Financial Statements of Business Acquired.

                The audited consolidated financial statements of Home Account for the years ended December 31, 2000 and 1999 are attached hereto as
         Exhibit 99.1.

         (b)    Pro Forma Financial Information.

                The following pro forma financial information for the periods specified below are attached hereto as Exhibit 99.2:

               (1) Unaudited Pro Forma Combining Balance Sheet as of December 31, 2000;

               (2)  Unaudited  Pro  Form   Condensed   Combining   Statement  of
                    Operations for the year ended December 31, 2000; and,

               (3)  Notes  to  the  Unaudited  Pro  Forma  Condensed   Combining
                    Financial Information.


         (c)    Exhibits.



Exhibit No.              Description

-----------     --------------------------------------------------------
     2.1*       Agreement  and Plan of Merger,  dated January 11, 2001, by and among InteliData Technologies Corporation, InteliData Merger
                Sub, Inc., Home Account  Holdings,  Inc., and  Edward  F.
                Glassmeyer  and Roland Terry,  each in   his    capacity  as
                representative   of the stockholders of HOme Account

     4.1* Registration Rights Agreement, dated January 11, 2001, by and among Intelidata Technologies Corporation and the holders of common stock listed on Exhibit A attached hereto.

     10.1* Merger Consideration Escrow Agreement, dated January 11, 2001, by and among InteliData Technologies Corporation, Home Account Holdings, Inc., Edward Glassmeyer and Ronald Terry, each in his capacity as representative of the stockholders of Home Account, and
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                SunTrust Bank, Richmond, Virginia, as Escrow Agent


     10.2* Indemnity Escrow Agreement, dated January 11, 2001, by and among InteliData Technologies Corporation, Home Account Holdings, Inc., Edward Glassmeyer and Ronald Terry, each in his capacity
                as representative  of  the  stockholders of   Home Account, and
                SunTrust Bank, Richmond, Virginia, as Escrow Agent.

     10.3*      Note and Fee Exchange Agreement, dated January 11, 2001, by and
                among   InteliData   Technologies     Corporation,  Home Account
                Holdings, Inc., U.S. Bancorp Piper Jaffray, and the persons listed on Ehibit A thereto.

     23.1       Consent of Deloitte & Touche LLP.

     23.2       Consent of Deloitte & Touche LLP.

     99.1*      Press Release dated January 12, 2001.

     99.2 Home Account Audited Financial Statements for the Years ended December 31, 2000 and 1999.

     99.3       Unaudited Pro Forma Condensed Combining Financial Information.
---------------------
* Previously filed.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 InteliData Technologies Corporation
                                 (Registrant)


                                      By:/s/ Alfred S. Dominick, Jr.
                                         ----------------------------
                                         Alfred S. Dominick, Jr.
                                         President, Chief Executive Officer
                                         and Director

Date:  March 26, 2001